As filed with the Securities and Exchange Commission on August 8, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Semi-Annual Report

2014

CQ-SEMI

FRONT COVER | NOT PART OF REPORT

T H I S  P A G E  I N T E N T I O N A L LY  B L A N K

MainGate MLP Fund

Class A  (AMLPX)
Class C  (MLCPX)
Class I (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Semi-Annual Report

May 31, 2014

Table of Contents

Letter to Shareholders	5

Hypothetical Growth of a $10,000 Investment	9

Average Annual Returns	9

Expense Example	10

Allocation of Portfolio Assets	11

Schedule of Investments	11

Statement of Assets and Liabilities	12

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights: Class A Shares	14

Financial Highlights: Class C Shares	15

Financial Highlights: Class I Shares	16

Notes to Financial Statements	17

Additional Information	22

Management Agreement Renewal	23

Privacy Policy	25

Fund Service Providers	26

MainGate mlp fund

Dear Shareholder,

The MainGate MLP Fund had the following performance as of May 31, 2014.

	c u m u l a t i v e r e t u r n s			a v e r a g e a n n u a l r e t u r n s
	Inception	6	Since	1	3	Since
	Date	Months	Inception	Year	Year	Inception
MainGate MLP Fund - Class A without load	2/17/11	16.61%	62.18%	24.32%	17.53%	15.87%

MainGate MLP Fund - Class A with 5.75% maximum front-end load	2/17/11	9.92%	52.86%	17.13%	15.23%	13.80%

MainGate MLP Fund - Class I	2/17/11	16.72%	63.57%	24.69%	17.82%	16.17%

S&P 500 Index		7.62%	54.03%	20.45%	15.15%	14.07%

MainGate MLP Fund - Class C without load	3/31/14		7.11%

MainGate MLP Fund - Class C with 1.00% Contingent Deferred Sales Charge	3/31/14		6.11%

S&P 500 Index			3.10%

Gross Expense Ratio A Shares = 11.48%; Net Expense Ratio A Shares = 1.75% (excluding 9.69% Deferred Income Tax Expense); Gross Expense Ratio C Shares = 12.23%; Net Expense Ratio C Shares = 2.50% (excluding 9.69% Deferred Income  Tax Expense); Gross Expense Ratio I Shares = 11.23%; Net Expense Ratio I Shares = 1.50% (excluding 9.69% Deferred Income Tax Expense): The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A and  Class C 12b-1 fees; borrowing costs; taxes, such as Deferred Income Tax Expense; aquired fund fees and expenses; and extraordinary expenses) at 1.50% through March 31, 2015. Deferred income tax expense/ (benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. The 9.69%  deferred tax expense represents the performance impact of accrued deferred tax liabilities for the fiscal year ended November 30, 2013.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund has benefitted from a positive market for midstream energy MLPs and from a healthy broader equity market environment.

SEMI-ANNUAL REPORT 2014  •  5

We manage the Fund with a total return objective and believe that MLPs may provide total returns primarily from yield and growth. As of June 30, 2014, MLPs, as represented by the Alerian MLP Index, currently have an approximate 5.21% annual yield and a consensus estimated annual distribution growth of approximately 7%. MLPs typically grow distributable cash flow from three primary sources: (1) structural growth factors, (2) accretive acquisitions, and (3) organic growth projects.

Structural Growth

Structural growth factors may include higher potential volumes of energy products through pipelines and storage facilities due to macroeconomic growth, plus possible rate increases from contractual or regulatory formulas. For example, interstate crude and refined product pipelines receive an annual rate increase (decrease) of Producer Price Index (“PPI”) + 2.65%. This would mean that in world of 2% PPI inflation, those pipelines would have a 4.65% rate increase.

Acquisitions

Accretive acquisitions have been a part of the MLP growth story for several years. Merger and Acquisition (“M&A”) activity has been robust in recent times, with MLPs engaged in more than $40 billion of M&A activity each of the previous four years. This year is off to another strong start with more than $22 billion announced as of July 3, 2014.

Organic Growth Tied to U.S. Shale Energy Basin

6   |   MainGate mlp fund

Development

The most exciting part of the MLP story continues to be the long-term potential from organic growth projects tied to the ongoing development of U.S. shale energy basins. Midstream MLPs serve the crude oil, natural gas and the natural gas liquids (“NGL”) markets. The development of U.S. shale energy basins is off to a great start and MLPs are providing critical infrastructure to bring this production to market. MLPs were involved with over $30 billion of organic growth projects last year and are forecast to be involved with approximately $33 billion during 2014. Many projects are designed to provide needed infrastructure to support the development of shale energy basins.

The Fund’s portfolio has significant exposure to MLPs that we believe are leading the build-out of infrastructure needed to support the development of U.S. shale energy basins. We look forward to the opportunities that lie ahead, and we thank you for your support.

Sincerely,

    Geoffrey P. Mavar, Chairman                               Matthew G. Mead, CEO

SEMI-ANNUAL REPORT 2014  •  7

Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments.  Damage to facilities  and infrastructure   of MLPs may significantly affect  the  value of an investment and may incur environmental  costs and liabilities  due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater  volatility. Investments in foreign securities involve greater  volatility  and political,  economic and currency  risks and differences  in accounting methods. MLPs are subject to certain  risks inherent in the structure  of MLPs, including complex tax structure  risks, limited ability for election or removal of management,  limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Producer Price Index (PPI): Measures the average change over time in the selling prices received by domestic producers for their output.

Distributable  Cash Flow: Calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Index: A capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.

The Fund accrues  deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

8   |   MainGate mlp fund

Hypothetical  Growth of a $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment made in each share class as of its inception date (2/17/11 for Class A and Class I and 3/31/14 for Class C). Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns
May 31, 2014

	1	5	Since	Inception
	Year	Year	Inception(1)	Date
Class A (without sales load)	24.32%	N/A	15.87%	2/17/11

Class A (with sales load)	17.13%	N/A	13.80%	2/17/11

Class C	N/A	N/A	7.11%	3/31/14

Class C (with CDSC)	N/A	N/A	6.11%	3/31/14

Class I	24.69%	N/A	16.17%	2/17/11

S&P 500 Index	20.45%	N/A	14.07%	2/17/11

S&P 500 Index	N/A	N/A	3.10%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863)  or by visiting www.maingatefunds.com.

(1) Class A and Class I shares were first available on February 17, 2011. Class C shares were first available on March 31, 2014. Periods of one year or less in length are cumulative.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C performance has been restated to reflect the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEMI-ANNUAL REPORT 2014  •  9

Expense Example

As  a  shareholder  of  the  Fund,  you  incur  two  types  of  costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2013 to May 31, 2014 for Class A and Class I and for the period from March 31, 2014 (commencement of operations) to May 31, 2014 for Class C.

Actual  Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison  Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1,2)	Net Annualized Expense Ratio(3)
Class A Actual	$1,000.00	$1,166.10	$9.45	1.75%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%
Class C Actual	$1,000.00	$1,071.10	$4.40	2.50%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,004.25	$4.26	2.50%
Class I Actual	$1,000.00	$1,167.20	$8.10	1.50%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A and Class I.

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 62 days (the number of days in the most recent period)/365 days (to reflect the period), for Class C.

Annualized expense ratio excludes current and deferred income tax expense.

10   |   MainGate mlp fund

Schedule of Investments |   May 31,  2014 |  unaudited

Master Limited Partnerships and Related Companies, United States: 109.4%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage: 50.8%(1)
Buckeye Partners, L.P.	660,000	$51,783,600
Genesis Energy, L.P.	953,600	54,355,200
Kinder Morgan Management, LLC	0	18
Magellan Midstream Partners, L.P.	520,000	42,577,600
MPLX, L.P.	305,000	17,433,800
Oiltanking Partners, L.P.	497,600	44,336,160
Phillips 66 Partners, L.P.	450,000	27,247,500
Plains All American Pipeline, L.P.	1,252,000	70,700,440
Plains GP Holdings, L.P. (3)	650,000	17,940,000
Sunoco Logistics Partners, L.P.	375,000	34,500,000
Tesoro Logistics, L.P.	369,000	25,719,300
Valero Energy Partners, L.P.	390,000	17,327,700
		403,921,318
Natural Gas/Natural Gas Liquid Pipelines and Storage: 37.2%(1)
Energy Transfer Equity, L.P.	800,000	40,768,000
Enterprise Products Partners, L.P.	920,000	68,834,400
EQT Products Partners, L.P.	325,000	26,695,500
QEP Midstream Partners, L.P.	850,000	20,553,000
Western Gas Equity Partners, L.P.	830,000	43,126,800
Western Gas Partners, L.P.	350,000	25,196,500
Williams Companies, Inc.	1,130,000	53,064,800
Williams Partners, L.P.	320,000	16,995,200
		295,234,200
Natural Gas Gathering/Processing: 21.4%(1)
Access Midstream Partners, L.P.	575,000	36,219,250
Enlink Midstream, LLC	1,360,000	56,127,200
Enlink Midstream Partners, L.P.	280,000	8,531,600
Targa Resources Corp.(5)	365,000	41,960,400
Targa Resources Partners, L.P.	400,000	27,184,000
		170,022,450
Total Master Limited Partnerships and Related Companies (Cost $612,605,658)		$869,177,968
Total Investments: 109.4%(1) (Cost $612,605,658)		$869,177,968
Liabilities in Excess of Other Assets: (9.4%)(1)		(74,360,333)
Net Assets: 100.0%(1)		$794,817,635

(1) Calculated as a percentage of net assets applicable to shareholders. (2) Security distributions are paid-in-kind. (3) Non-income producing security.
(4) Shares are less than one but greater than  zero. (5) MLP general partner interest.

See Accompanying Notes to the Financial Statements.
SEMI-ANNUAL REPORT 2014  •  11

Statement of Assets and Liabilities May 31, 2014 | unaudited				Statement of Operations December 1, 2013 – May 31, 2014 | unaudited

Assets				Investment Income
Investments at fair value (cost $612,605,658)			$869,177,968	Distributions received from master limited partnerships	$12,974,612
Cash			21,244,271	Less: return of capital on distributions	(13,714,323)
Receivable for Fund shares sold			8,459,280	Return of capital in excess of distribution income from master limited partnerships	(739,711)
Dividends receivable			167,500	Dividends from common stock	2,128,011
Prepaid expenses			214,682	Total Investment Income	1,388,300
Total assets			$899,263,701	Expenses
Liabilities				Advisory fees	3,704,297
Payable to Adviser			856,668	Administrator fees	188,715
Payables for investments purchased			13,607,118	Transfer agent expense	105,780
Deferred tax liability			89,247,755	Reports to shareholders	65,169
Payable for Fund shares redeemed			512,786	Professional fees	44,983
Accrued expenses and other liabilities			221,739	Blue sky expense	36,676
Total liabilities			104,446,066	Trustees’ fees	34,223
Net assets			$794,817,635	Compliance fees	23,779
				Custodian fees and expenses	15,730
Net Assets Consist of				Insurance expense	13,506
Additional paid-in capital			$640,411,734	Registration fees	7,753
Undistributed net investment loss, net of deferred taxes			(3,498,242)	Fund accounting fees	593
Accumulated realized loss, net of deferred taxes			(4,245,742)	12b-1 shareholder servicing fee - Class A	191,682
Net unrealized appreciation on investments, net of deferred taxes			162,149,885	12b-1 shareholder servicing fee - Class C	2,773
Net assets			$794,817,635	Other expenses	3,729
Unlimited shares authorized, no par value	Class A	Class C	Class I	Total Expenses	4,439,388
Net assets	$198,013,846	$4,614,147	$592,189,642	Plus: expense recoupment by Adviser	200,224
Shares issued and outstanding	14,510,278	335,371	42,976,359	Net Expenses	4,639,612
Net asset value, redemption price and minimum offering price per share	$13.65	$13.76	$13.78	Net Investment Loss, before Deferred Taxes	(3,251,312)
Maximum offering price per share ($13.65/0.9425)	$14.48	NA	NA	Deferred tax benefit	1,201,328
				Net Investment Loss	(2,049,984)
				Realized and Unrealized Gain (Loss) on Investments
				Net realized loss on investments, before deferred taxes	(5,233,489)
				Deferred tax benefit	1,933,724
				Net realized loss on investments	(3,299,765)
				Net change in unrealized appreciation of investments, before deferred taxes	159,897,354
				Deferred tax expense	(58,346,500)
				Net change in unrealized appreciation of investments	101,550,854
				Net Realized and Unrealized Gain on Investments	98,287,089
				Increase in Net Assets Applicable to Shareholders Resulting from Operations	$96,201,105

See Accompanying Notes to the Financial Statements.
12   |   MainGate mlp fund

Statements of Changes in Net Assets

Operations	December 1, 2013 – May 31, 2014 unaudited	Year Ended November 30, 2013
Net investment loss, net of deferred taxes	$(2,049,984)	$(1,113,539)
Net realized loss on investments, net of deferred taxes	(3,299,765)	(510,794)
Net change in unrealized appreciation of investments, net of deferred taxes	101,550,854	51,853,806
Net increase in net assets applicable to shareholders resulting from operations	96,201,105	50,229,473
Dividends and Distributions to Class A Shareholders
Return of capital	(3,875,137)	(4,869,394)
Dividends and Distributions to Class C Shareholders
Return of capital	(11,951)	—
Dividends and Distributions to Class I Shareholders
Return of capital	(11,183,373)	(11,681,475)
Total dividends and distributions to Fund shareholders	(15,070,461)	(16,550,869)
Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	292,754,510	368,385,191
Dividend reinvestments	12,422,740	13,593,477
Payments for redemptions	(62,323,486)	(62,854,546)
Net increase in net assets from capital share transactions	242,853,764	319,124,122
Total increase in net assets	323,984,408	352,802,726
Net Assets
Beginning of period	470,833,227	118,030,501
End of period	$794,817,635	$470,833,227
Undistributed net investment loss at the end of the period, net of income taxes	$(2,410,541)	$(1,448,258)

See Accompanying Notes to the Financial Statements.
SEMI-ANNUAL REPORT 2014  •  13

Financial Highlights: Class A Shares

Per Share Data(2)	December 1, 2013 – May 31, 2014 unaudited		Year Ended November 30, 2013	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.00		$10.37	$9.76	$—
Public offering price	—		—	—	10.00
Income from Investment Operations
Net investment loss(3)	(0.05)		(0.06)	(0.06)	(0.05)
Net realized and unrealized gain on investments	2.02		2.32	1.30	0.13
Total increase from investment operations	1.97		2.26	1.24	0.08
Less Distributions to Shareholders
Return of capital	(0.32)		(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.32)		(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.65		$12.00	$10.37	$9.76
Total Investment Return	16.61	%(4)	22.22%	12.89%	0.80	%(4)
Supplemental Data and Ratios
Net assets, end of period	$198,013,846		$127,777,305	$27,756,364	$1,769,297
Ratio of waiver (recoupment) to average net assets(5)	(0.07)%		0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6)	9.28%		9.69%	6.01%	8.53%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	10.96%		11.48%	8.17%	19.59%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	11.03%		11.44%	7.76%	10.28%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	1.68%		1.79%	2.16%	11.06%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	1.75%		1.75%	1.75%	1.75%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.00)%		(0.58)%	(1.04)%	(9.99)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.07)%		(0.54)%	(0.63)%	(0.68)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(1.20)%		(0.99)%	(1.29)%	(10.27)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(1.27)%		(0.95)%	(0.88)%	(0.97)%
Portfolio turnover rate(9)	44.28	%(4)	90.59%	106.26%	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period. Calculated using average shares outstanding method.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6)
For the period from December 1, 2013 to May 31, 2014, the Fund accrued $55,211,448  in net deferred tax expense, of which $14,264,947 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $29,149,971  in net deferred tax expense, of which $8,448,503 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $741,282 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $42,955 is attributable to Class A.

(7)	For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $10,848 is attributable to Class A.
(8)
For the period from December 1, 2013 to May 31, 2014, the Fund accrued $1,201,328 in net deferred tax benefit, of which $307,448 is attribuatable to Class A. For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $366,172 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $31,645 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $1,426 is attributable to Class A.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.
14   |   MainGate mlp fund

Financial Highlights: Class C Shares

Per Share Data(2)	March 31, 2014(1) – May 31, 2014
Net Asset Value, beginning of period	$—
Public offering price	13.09
Income from Investment Operations
Net investment loss(3)	(0.04)
Net realized and unrealized gain on investments	0.87
Total increase from investment operations	0.83
Less Distributions to Shareholders
Return of capital	(0.16)
Total distributions to shareholders	(0.16)
Net Asset Value, end of period	$13.76
Total Investment Return	7.11	%(4)
Supplemental Data and Ratios
Net assets, end of period	$4,614,147
Ratio of waiver (recoupment) to average net assets(5)	(0.08)%
Ratio of net deferred income tax (benefit) expense to average net assets(6)	3.26%
Ratio of expenses (including net deferred tax expense) to average net assets before recoupment(5,6)	5.68%
Ratio of expenses (including net deferred tax expense) to average net assets after recoupment(5,6)	5.76%
Ratio of expenses (excluding net deferred tax expense) to average net assets before recoupment(5,6)	2.42%
Ratio of expenses (excluding net deferred tax expense to average net assets after recoupment (5,6)	2.50%
Ratio of net investment loss (including net deferred tax benefit) to average net assets before recoupment (5,7)	(2.42)%
Ratio of net investment loss (including net deferred tax benefit) to average net assets after recoupment(5,7)	(2.50)%
Ratio of net investment loss (excluding net deferred tax benefit) to average net assets before recoupment(5,7)	(2.52)%
Ratio of net investment loss (excluding net deferred tax benefit) to average net assets after recoupment(5,7)	(2.60)%
Portfolio turnover rate(9)	44.28	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a share of Class C share for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred tax expense.
(6)	For the period from March 31, 2014 to May 31, 2014, the Fund accrued $23,344,459 in net deferred tax expense, of which $55,038 is attributable to Class C.
(7)	For the period from March 31, 2014 to May 31, 2014, the Fund accrued $719,801 in net deferred tax expense, of which $1,697 is attributable to Class C.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.
SEMI-ANNUAL REPORT 2014  •  15

Financial Highlights: Class I Shares

Per Share Data(2)	December 1, 2013 – May 31, 2014 unaudited		Year Ended November 30, 2013	Year Ended November 30, 2012	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$12.10		$10.42	$9.79	$—
Public offering price	—		—	—	10.00
Income from Investment Operations
Net investment loss(3)	(0.04)		(0.03)	(0.04)	(0.03)
Net realized and unrealized gain on investments	2.04		2.34	1.30	0.14
Total increase from investment operations	2.00		2.31	1.26	0.11
Less Distributions to Shareholders
Return of capital	(0.32)		(0.63)	(0.63)	(0.32)
Total distributions to shareholders	(0.32)		(0.63)	(0.63)	(0.32)
Net Asset Value, end of period	$13.78		$12.10	$10.42	$9.79
Total Investment Return	16.72	%(4)	22.60%	13.06%	1.10	%(4)
Supplemental Data and Ratios
Net assets, end of period	$592,189,642		$343,055,922	$90,274,137	$24,126,166
Ratio of waiver (recoupment) to average net assets(5)	(0.07)%		0.04%	0.41%	9.31%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6)	9.29%		9.69%	6.01%	8.53%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	10.72%		11.23%	7.92%	19.34%
Ratio of expenses (including net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	10.79%		11.19%	7.51%	10.03%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets before (waiver) recoupment(5,6,7)	1.43%		1.54%	1.91%	10.81%
Ratio of expenses (excluding net deferred and franchise tax expense) to average net assets after (waiver) recoupment(5,6,7)	1.50%		1.50%	1.50%	1.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(0.76)%		(0.33)%	(0.79)%	(9.74)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment)(5,7,8)	(0.83)%		(0.29)%	(0.38)%	(0.43)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets before waiver (recoupment)(5,7,8)	(0.97)%		(0.74)%	(1.04)%	(10.02)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax expense) to average net assets after waiver (recoupment) (5,7,8)	(1.04)%		(0.70)%	(0.63)%	(0.72)%
Portfolio turnover rate (9)	44.28	%(4)	90.59%	106.26%	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	For periods less than one full year all income and expenses are annualized, except net deferred and franchise tax expense.
(6)
For the period from December 1, 2013 to May 31, 2014, the Fund accrued $55,211,448  in net deferred tax benefit, of which $40,891,463 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $29,149,971  in net deferred tax expense, of which $20,701,468 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $3,776,461 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $327,402 is attributable to Class I.

(7)	For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $26,582 is attributable to Class I.
(8)
For the period from December 1, 2013 to May 31, 2014, the Fund accrued $1,201,328 in net deferred tax benefit, of which $892,183 is attribuatable to Class I. For the year ended November 30, 2013, the Fund accrued $1,263,406 in deferred tax benefit, of which $897,234 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $192,859 in deferred tax benefit, of which $161,214 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in deferred tax benefit, of which $10,865 is attributable to Class I.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.
16   |   MainGate mlp fund

Notes to Financial Statements
May 31,  2014 |  unaudited

1. Organization
MainGate MLP Fund (the “Fund”), a  series of  MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as  an  open-end, non-diversified investment company and was  established under  the  laws  of  Delaware by  an  Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The  Fund  offers three  classes of  shares, Class  A,  Class  C  and Class I. Class A shares are subject to a maximum 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets.
	•	Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund's net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund's approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the realiability of previously obtained market prices for foreign securities held by the Fund. the prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be capture as of London close each day.
2. Significant Accounting Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GA AP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions  are recorded on the ex- dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Dividends received from the Fund’s investments in  MLP general partner interests generally are comprised of ordinary income. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently  be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

•	Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at ap-proximately 4:00 p.m. Eastern Time if a security's rpincipal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.	The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 100% of the distributions from MLPs to be return of capital.

Expenses are recorded on the accrual basis.

•	Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

                                             SEMI-ANNUAL REPORT 2014  •  17

D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The  character  of  dividends  and  distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2014, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the period ended May 31, 2014 will be determined in early 2015.

3. Fair Value Measurements Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:
E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.	• Level 1: quoted prices in active markets for identical securities

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.	The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the period ended May 31, 2014, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Cash Distribution Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

18  |  MainGate mlp fund

		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$869,177,968	$869,177,968	$—	$—
Total	$869,177,968	$869,177,968	$—	$—
(1) All other industry classifications are identified in the Schedule of Investments.

The Fund did not hold Level 2 or Level 3 investments at any time during the period from December 1, 2013 to May 31, 2014. There were no transfers into and out of all Levels during the current period presented. It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

4. Concentrations of Risk
The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests.
The Adviser paid the initial organizational expenses of the Fund, which amounted to $51,184. The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2015, but only to the extent necessary so  that  the  Fund’s  total  annual  expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including accrued deferred tax liability; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

5. Agreements and Related Party Transactions
The  Trust has  entered into  an  Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

Waived  fees  and  reimbursed  Fund  expenses,  including  prior year expenses, are subject to potential recoupment by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Year Incurred	Amount Waived	Amount Recouped(1)	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2011	$334,452	$200,224	$134,228	November 30, 2014
November 30, 2012	307,802	—	307,802	November 30, 2015
November 30, 2013	190,901	—	190,901	November 30, 2016
Total	833,155	200,224	632,931

(1)  Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s expense ratio to exceed 1.50%.

                                             SEMI-ANNUAL REPORT 2014  •  19

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser.	The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carry forward amounts:
The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the period from December 1, 2013 to May 31, 2014, 12b-1 distribution expenses of $191,682 and $2,773 were accrued by Class A and Class C shares, respectively.	Fiscal Year Ended Net Operating Loss November 30, 2012 November 30, 2013 November 30, 2014 Total Fiscal Year Ended Net Operating Loss	$ $ $ $	Amount 782,951 1,560,154 6,816,643 9,159,748	Expiration November 30, 2032 November 30, 2033 November 30, 2034

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

	Fiscal Year Ended Net Capital Loss November 30, 2011 November 30, 2012 November 30, 2013 November 30, 2014 Total Fiscal Year Ended Net Capital Loss	$ $ $ $ $	Amount 83,591 333,039 1,118,334 11,545,811 13,080,775	Expiration November 30, 2016 November 30, 2017 November 30, 2018 November 30, 2019

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $30,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.	For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2016. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels.	Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2014, as follows:

6. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. Components of the Fund's deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:		Total Tax Expense (Benefit)
Net operating loss carryforward (tax basis)	$3,540,857	Tax Expense (Benefit) at Statutory Rates	52,994,393
Capital loss carryforward (tax basis)	4,833,220	State Income Tax Expense (Net of Federal Benefit)	2,951,081
Total deferred tax assets	8,374,077	Tax Expense (Benefit) on Permanent Items	(284,657)
Less: Deferred tax liabilities:		Provision to Return	(211,300)
Unrealized gain on investment securities (tax basis)	(97,621,831)	Tax Expense (Benefit) due to Change in Effective State Rates	(238,069)
Net deferred tax asset (liability)	$(89,247,754)	Total tax expense	$55,211,448
		(1) Permanent Items are made up of dividends received deductions.

		At May 31, 2014, the Fund did not have a current tax expense or benefit.

		At May 31, 2014, the tax cost basis of investments was $604,971,236 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

		Gross unrealized appreciation	$265,790,036
		Gross unrealized depreciation	(1,583,304)
		Net unrealized appreciation	$264,206,732

20  |  MainGate mlp fund

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the MLP investments.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the period ended May 31, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $520,846,712 and $283,965,033 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of the Fund were as follows:

	December 1, 2013 – May 31, 2014		Year Ended November 30, 2013
Class A Shares	Amount	Shares	Amount	Shares
Sold	$69,511,225	5,446,181	$114,936,137	10,114,742
Dividends Reinvested	2,880,378	228,049	3,559,428	306,859
Redeemed	(22,828,334)	(1,812,906)	(28,343,804)	(2,450,126)
Net Increase	$49,563,269	3,861,324	$90,151,761	7,971,475

	March 31, 2014 (commencement of operations) – May 31, 2014
Class C Shares	Amount	Shares
Sold	$4,493,581	334,996
Dividends Reinvested	4,927	375
Redeemed	–	–
Net Increase	$4,498,508	335,371

	December 1, 2013 – May 31, 2014		Year Ended November 30, 2013
Class I Shares	Amount	Shares	Amount	Shares
Sold	$218,749,704	16,967,870	$253,449,054	21,802,375
Dividends Reinvested	9,537,435	747,171	10,034,049	860,332
Redeemed	(39,495,152)	(3,094,062)	(34,510,742)	(2,969,417)
Net Increase	$188,791,987	14,620,979	$228,972,361	19,693,290

9. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

The Fund declared a distribution of $0.1575 per share payable on July 24, 2014 to shareholders of record on July 23, 2014.

 SEMI-ANNUAL REPORT 2014  •  21

Additional Information
May 31,  2014 |  unaudited

Trustee and Officer Compensation	Householding
The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2014, the aggregate compensation paid by the Fund to the independent trustees was $30,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund's Web site at www.maingatefunds.com or the SEC's WEb site at www.sec.gov.

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855. MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec. gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

22  |  MainGate mlp fund

Management
Agreement Renewal
May 31,  2014 |  unaudited

The  Board  of  Trustees  oversees  the  management of  MainGate MLP Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment advisor, Chickasaw Capital Management LLC (the  “Advisor”). The  Board  of  Trustees  requests  and  evaluates all information that it deems reasonably necessary under the circumstances in connection with this annual management agreement review.

B. Fund performance. The Trustees noted that the returns for the Fund’s Class I shares had outperformed the returns of its peer MLP mutual funds for the one-quarter, year-to-date, one-year, and since-inception periods ended November 30, 2013. The Trustees noted that the Fund’s one-year and since inception performance had trailed the performance of its benchmark, the S&P 500 Index, although they also noted that the Fund’s returns were net of management fees, expenses and deferred tax liability, while the S&P 500 includes no deductions for fees, expenses or taxes.

At the Trustees’ meeting held on January 13, 2014, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or of the Advisor (collectively, the “Independent Trustees”), met in-person to consider the renewal of the Fund’s management agreement with the Advisor for an additional year. All Trustees were present. In advance of this meeting, each Trustee received and reviewed the following materials compiled by the Fund’s administrator, U.S. Bancorp Fund Services, LLC: (i) a letter sent by counsel to the Trust and the Advisor requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the Advisor’s responses, including, among other information, an analysis of the management fees paid by and the expense ratio of the Fund compared to its peer group, analysis of the Advisor’s profitability from managing the Fund, any changes in advisory personnel, and ideas for future growth for the Fund; (ii) a report by the Advisor describing the Fund’s performance versus the performance of its peers and benchmark index for periods ending November 30, 2013; (iii) the Advisor’s Form ADV; and (iv) a copy of the Advisor’s agreement to continue capping certain operating expenses of the Fund through March 31, 2015. After discussing the materials, the Trustees interviewed members of the Advisor’s management, including two of the Fund’s portfolio managers and the Advisor’s chief compliance officer.

Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

A. Nature,  extent,  and  quality  of  services: The  Trustees considered that the Advisor provides three experienced portfolio managers to manage the Fund. They noted that Messrs. Mavar and Mead, Portfolio Managers of the Fund and Principals of the Advisor, have been investing clients’ assets in MLPs on a discretionary basis since 1996, and that Mr. David Fleisher has 19 years’ experience in investment research and portfolio management of MLPs. The Trustees also noted that the Advisor employs a full time chief compliance officer and in-house research analysts.

C. Cost of the services provided and profits realized by the Advisor from its relationship with the Fund.  The Trustees considered the Advisor’s representation that the advisory fee charged by the Advisor to its private accounts is comparable to the 1.25% advisory fee charged to the Fund. The Trustees noted that the Fund’s gross advisory fee (without reduction for the expense cap) was higher than the gross advisory fee of the Fund’s MLP peers, but determined that the higher advisory fee was justified based on the expertise and experience of the portfolio managers provided by the Advisor, and the time and expertise required, to implement the Fund’s MLP strategy. The Trustees also noted that the Advisor had produced performance results for the Fund which resulted in the Fund’s outperformance of its peers. The Trustees also considered that the Adviser has contractually agreed to waive its advisory fee and reimburse certain Fund operating expenses in order to maintain the Fund’s total operating expense ratio, excluding certain expenses and taxes, at 1.50% through March 31, 2015.

D. Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Trustees considered the Advisor’s representation that it  has only recently begun to realize a profit, but not yet recouped all advisory fees waived or expenses reimbursed to the Fund.

E. Collateral Benefits to the Advisor. The Board considered the Advisor’s representation that it does not enter into any soft dollar arrangements using  Fund  brokerage commissions, and  that  the Advisor had not engaged an affiliated broker-dealer to execute portfolio transactions for the Fund. The Board also noted that the Advisor had reported during the year that all 12b-1 fees received by the Advisor had been spent on eligible marketing expenses or payments to mutual fund platforms and other selling agents that assist in growing the Fund’s assets through their distribution and shareholder servicing efforts.

 SEMI-ANNUAL REPORT 2014  •  23

 •      •       •       •

After reviewing all of the foregoing, and based upon all of the above- mentioned factors and their related conclusions, with no single factor or  conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees voting separately, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by the Advisor, and unanimously voted to approve the continuation of the management agreement with the Advisor on behalf of the Fund for an additional year.

24  |  MainGate mlp fund

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

  • Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
  • Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

 SEMI-ANNUAL REPORT 2014  •  25

T H I S  P A G E  I N T E N T I O N A L LY  B L A N K

Fund Service Providers
May 31,  2014

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
Robert A. Reed, Lead Independent Trustee
David C. Burns, Independent Trustee
Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Gerard Scarpati, Chief Compliance Officer
Debra McAdoo*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC
6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Street, 5th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Coburn LLP
One U.S. Bank Plaza, St. Louis, MO 63101

Independent Registered Public Accounting  Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800,
Cleveland, OH 44115

* Employed by Chickasaw Capital Management, LLC.

26  |  MainGate mlp fund

Notes

  SEMI-ANNUAL REPORT 2014  •  27

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President & Chief Executive Officer and Treasurer & Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title) /s/ Matthew G. Mead
 Matthew G. Mead, President & Chief Executive Officer

Date August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Matthew G. Mead
 Matthew G. Mead, President & Chief Executive Officer

Date August 7, 2014

By (Signature and Title) /s/ Geoffrey P. Mavar
 Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date August 7, 2014